UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2017

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road

Farmington, Connecticut 06032

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2017, United Technologies Corporation, a Delaware corporation (the “Company” or “United Technologies”), Rockwell Collins, Inc., a Delaware corporation (“Rockwell Collins”), and Riveter Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for, among other things and subject to the satisfaction or waiver of specified conditions, the merger of Merger Sub with and into Rockwell Collins (the “Merger”), with Rockwell Collins surviving the Merger as a wholly owned subsidiary of the Company.

Each share of Rockwell Collins’ common stock issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (except for shares held by Rockwell Collins as treasury stock or held directly by the Company or Merger Sub, shares held by any wholly owned subsidiary of Rockwell Collins or the Company (other than Merger Sub), and shares held by a holder who has properly exercised and perfected his or her demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware and not effectively withdrawn or lost such holder’s rights to appraisal, which in each case will be treated as described in the Merger Agreement) will be converted into the right to receive (1) $93.33 in cash, without interest, and (2) a portion of a share of the Company’s common stock having a value equal to the quotient obtained by dividing $46.67 by the average of the volume-weighted average prices per share of the Company common stock on the New York Stock Exchange for each of the 20 consecutive trading days ending immediately prior to the closing date, subject to a two-way 7.5% collar (pursuant to which, if that measurement price is equal to or greater than $124.37, the stock consideration will be 0.37525 shares of Company common stock, and if that measurement price is equal to or less than $107.01, the Stock Consideration will be 0.43613 shares of Company common stock) (together, the “Merger Consideration”), less any applicable withholding taxes.

As of the Effective Time, each then-outstanding Rockwell Collins stock option will be canceled in exchange for the right to receive the Merger Consideration in respect of each net option share subject to such option, less applicable tax withholding, with the number of net option shares calculated by subtracting from the total number of shares subject to such option a number of shares with a value equal to the aggregate applicable exercise price. As of the Effective Time, each then-outstanding Rockwell Collins restricted stock award, and each Rockwell Collins restricted stock unit award, whether performance-based or time-based, granted prior to the date of the Merger Agreement or to a non-employee director of Rockwell Collins, will become fully vested and be canceled as of the Effective Time in exchange for the right to receive the Merger Consideration in respect of each share of Rockwell Collins common stock subject to such award (with the number of shares subject to any performance-based restricted stock unit award deemed to be equal to the target number of shares), less applicable tax withholding. As of the Effective Time, each then-outstanding Rockwell Collins restricted stock unit award, whether performance-based or time-based, granted on or after the date of the Merger Agreement will be assumed by the Company and converted into a time-based restricted stock unit award of the Company with an equivalent value (as calculated in accordance with formula set forth in the Merger Agreement, and with any performance-based restricted stock unit award deemed to be achieved at target level). As of the Effective Time, each then-outstanding Rockwell Collins deferred stock unit award that is payable by its terms upon the consummation of the Merger will be canceled in consideration for the right to receive (i) if payable in cash by its terms, a lump sum cash payment equal to the product of the value of the Merger Consideration and the number of shares of Rockwell Collins common stock relating to such deferred stock unit award, less applicable tax withholding, or (ii) if payable in shares by its terms, the Merger Consideration in respect of each share of Rockwell Collins common stock subject to such award, less applicable tax withholding. As of the Effective Time, each then-outstanding Rockwell Collins deferred stock unit award that is not payable by its terms upon the consummation of the Merger will be assumed by the Company and converted into a deferred stock unit award of the Company with an equivalent value (as calculated in accordance with the formula set forth in the Merger Agreement).

The cash portion of the Merger Consideration is expected to be financed with a combination of new debt and cash on the Company’s balance sheet. The Company entered into a commitment letter, dated as of September 4, 2017, with Morgan Stanley Senior Funding, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Bank USA, National Association and HSBC Securities (USA) Inc., that provides a one-year commitment, subject to an extension to eighteen months under certain circumstances, for a $6.5 billion 364-day unsecured bridge loan facility. The Company is expected to assume approximately $7.3 billion of Rockwell Collins’ outstanding debt.

The completion of the Merger is subject to customary conditions, including, without limitation, (1) the approval of the Merger by Rockwell Collins shareowners, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the receipt of other required regulatory approvals, (4) the absence of any order or law that has the effect of enjoining or otherwise prohibiting the completion of the Merger or resulting in the occurrence of certain conditions specified in the Merger Agreement, (5) the absence of a material adverse effect on Rockwell Collins and the Company and (6) the approval for listing of the shares of common stock of the Company forming part of the Merger Consideration on the New York Stock Exchange and the effectiveness of a registration statement on Form S-4 with respect to such common stock. The completion of the Merger is not subject to the approval of the Company’s shareowners or the receipt of financing by the Company.

The Merger Agreement includes customary representations, warranties and covenants of Rockwell Collins, the Company and Merger Sub. Between the date of execution of the Merger Agreement and the Effective Time, Rockwell Collins has agreed to conduct its and its subsidiaries’ business in the ordinary course of business consistent with past practice and to comply with certain operating covenants, and the Company has also agreed to comply with certain operating covenants.

In addition, Rockwell Collins has agreed not to, and not to authorize, and to use reasonable best efforts not to permit, any of its representatives to initiate, seek, solicit, knowingly facilitate or knowingly encourage any third-party acquisition proposals, and has agreed to certain restrictions on its and its representatives’ ability to respond to any such proposals. Subject to certain exceptions, each of Rockwell Collins, the Company and Merger Sub has agreed to use reasonable best efforts to cause the Merger to be completed. The Merger Agreement includes termination provisions for both the Company and Rockwell Collins and provides that, in connection with a termination of the Merger Agreement under specified circumstances, Rockwell Collins will be required to pay the Company a termination fee of $695 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of that agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (as well as those of B/E Aerospace, Inc., which was acquired by Rockwell Collins on April 13, 2017), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (1) will not survive completion of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of fraud or an intentional breach, and (2) were made only as of the dates specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Cautionary Statement

This report contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases and other measures of financial performance or potential future plans, strategies or transactions of United Technologies or the combined company following United Technologies’ proposed acquisition of Rockwell Collins, the anticipated benefits of the proposed acquisition, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which United Technologies and Rockwell Collins operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions and natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness and capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (5) the timing and scope of future repurchases of United Technologies’ common stock, which may be suspended at any time due to market conditions and the level of other investing activities and uses of cash, including in connection with the proposed acquisition; (6) delays and disruption in delivery of materials and services from suppliers; (7) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses, including Rockwell Collins, into United Technologies’ existing businesses and realization of synergies and opportunities for growth and innovation; (9) new business or investment opportunities; (10) our ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which United Technologies and Rockwell Collins operate, including the effect of changes in U.S. trade policies or the U.K.’s pending withdrawal from the EU, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which United Technologies and Rockwell Collins operate; (17) the ability of the parties to receive the required regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and approval of Rockwell Collins’ shareowners and to satisfy the other conditions to the closing of the transaction on a timely basis or at all; (18) the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; (19) negative effects of the announcement or the consummation of the transaction on the market price of United Technologies’ and/or Rockwell Collins’ common stock and/or on their respective financial performance; (20) risks relating to the value of the United Technologies’ shares to be issued in the transaction, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of Rockwell Collins’ operations with those of United Technologies will be greater than expected; and (24) the ability of the combined company to retain and hire key personnel. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of United Technologies and Rockwell Collins on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and United Technologies and Rockwell Collins assume no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information

In connection with the proposed transaction, United Technologies will file a registration statement on Form S-4, which will include a document that serves as a prospectus of United Technologies and a proxy statement of Rockwell Collins (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Rockwell Collins’ shareowners. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from United Technologies or Rockwell Collins. The documents filed by United Technologies with the SEC may be obtained free of charge at United Technologies’ website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from United Technologies by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Rockwell Collins with the SEC may be obtained free of charge at Rockwell Collins’ website at www.rockwellcollins.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Rockwell Collins by requesting them by mail at Investor Relations, 400 Collins Road NE, Cedar Rapids, Iowa 52498, or by telephone at 1-319-295-7575.

Participants in the Solicitation

United Technologies and Rockwell Collins and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about United Technologies’ directors and executive officers is available in United Technologies’ proxy statement dated March 10, 2017, for its 2017 Annual Meeting of Shareowners. Information about Rockwell Collins’ directors and executive officers is available in Rockwell Collins’ proxy statement dated December 14, 2016, for its 2017 Annual Meeting of Shareowners and in Rockwell Collins’ Forms 8-K dated January 10, 2017 and April 13, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from United Technologies or Rockwell Collins as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 4, 2017, by and among United Technologies Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: September 6, 2017	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman Corporate Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 4, 2017, by and among United Technologies Corporation, Riveter Merger Sub Corp. and Rockwell Collins, Inc.*

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.